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                              CONSULTING AGREEMENT

     THIS Agreement is made, and is effective on, the date subscribed below, by and between OREX GOLD MINES COPORATION, 2121 Ponce de Leon Boulevard, Suite 510, Coral Gables, Florida, (hereinafter referred to as "OREX) a Delaware corporation, and

                             MICRON MINING COMPANY
                         #507, $37 West Hastings Street
                      Vancouver, British Columbia V6C 3N6

     Its agents and affiliates (hereinafter referred to as "CONSULTANT") and is entered Into in respect to the following facts:

                                R-E-C-I-T-A-L-S

     WHEREAS, OREX and CONSULTANT desire to enter an Agreement for the performance by CONSULTANT of professional services in connection with acquiring mining property and equipment, but not limited to review of all permits and ELM claims, etc.

     WHEREAS, CONSULTANT has considerable knowledge and experience related to the mining industry.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual convenants and Agreements hereinafter set forth, the Parties hereto intending to be legally bound do hereby agree as follows:

     1.   EFFECTIVE DATE/TERM:

          This Agreement shall become effective on the execution hereof and shall remain in full force and effect for six (6) months from the date subscribed hereon, unless terminated as provided herein.

     2.   INDEPENDENT CONTRACTOR:

          In performing these Services, CONSULTANT shall act as an Independent Contractor and not as an agent or employee of OREX, CONSULTANT shall also comply, at its own expense, with all applicable provisions of Worker's Compensation laws, federal social security law, the Fair Labor Standards Act, and all other applicable federal, state and local laws and regulations relating to terms and conditions of employment required to be fulfilled by employers.

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     3.   WORK PRODUCT TO BE PROPERTY OF OREX:

          All proposals, research, records, repods, recommendations, prospectus, graphs, evaluations, forms, reviews, information, data, and written material originated or prepared by CONSULTANT shall be the exclusive property of OREX and CONSULTANT shall relinquish all rights, title and interest in and to such material.

     4.   COMPENSATION:

          Orex Gold Mines Corporation shall deliver to CONSULTANT One Million Four Hundred Thousand (1,400,000) Capital Shares of OREX-free-trading with preemptive rights, after completion date (August 6, 1 999) set herein, no later than ten business days thereafter.

     5.   PROPRIETARY INFORMATION:

          Any prospectus, specifications, drawings, sketches, models, samples, tools, computer programs, technical information, confidential business, customer or personnel information or data, written, oral or otherwise (all hereinafter referred to as "Information"), obtained by CONSULTANT from . OREX or developed by CONSULTANT hereunder or in contemplation hereof shall remain OREX property, Further, no financial information shall be released without written consent from OREX, All copies of such information in written, graphic or other tangible form shall be returned to OREX upon request, unless such information was previously known to CONSULTANT free of any obligation to keep it confidential or has been or is subsequently made public by OREX or a third party, it shall be kept confidential by CONSULTANT, shall be used only in performing hereunder, and may be used for other purposes only upon such terms as may be agreed upon in writing.

     6.   BUSINESS PURPOSE AND NON CIRCUMVENTION:

          The Parties hereto acknowledge and agree that the provision of Confidential Information tendered by both Parties hereunder and any discussions held in connection with OREX Business Purpose shall not prevent OR EX from pursuing similar discussions with third Parties; provided, however, such discussions shall not include Confidential Information provided by CONSULTANT in any form whatsoever. OREX agrees not to have discussions regarding the Business Purpose with any third party which would circumvent CONSULTANT's involvement with OREX. Any estimates to forecasts provided by either Party to the other are not and shall not be deemed to constitute commitments of any kind or nature.

          7. NON-EXCLUSIVE RIGHTS:

          It  is  expressly   understood  that  the  Agreement  does  not  grant
          CONSULTANT an exclusive privilege to furnish to OREX any or all of the services which are subject of this Agreement, which OREX may require.

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          OREX expressly reserves the right to contract with others for services comparable or identical to the services which are subject of this Agreement.

     8.   COMPLIANCE WITH LAWS:

          CONSULTANT agrees that they will comply with all applicable federal, state and local laws, regulations and codes in the performance of this Agreement. CONSULTANT further agrees to indemnify OREX for any loss or damage that may be sustained by reason of CONSULTANT'S failure to comply with such federal, state and local laws, regulations and codes in the performance of this Agreement.

     9.   GOVERNING LAW:

          This Agreement shall be construed in accordance with the domestic laws of the Sate of Florida.

     10.  WAIVERS OF DEFAULT:

          Waiver by either Party of any default by the other Party shall not be deemed a waiver by such Party of any other default.

     11.  NOTICES:

          All notices and other communications shall be in writing and shall be addressed to the Parties as set forth below:

          If to OREX:

               OREX GOLD MINES CORPORATION
               2121 Ponce de Leon Boulevard, Suite 510
               Coral Gables, Florida 33134

          If to CONSULTANT:

               MICRON MINING COMPANY
               #507, 837 West Hastings Street
               Vancouver, British Columbia V6C 3NB

               ATTN: Amess Cordick

     12.  ENTIRE AGREEMENT;

          This Agreement constitutes the entire Agreement between the Parties with respect to the subject matter herein. No provision of this Agreement shall be deemed waived, amended or modified by either Party, unless such waiver, amendment or modification, is in writing and signed by the authorized representative of the Party against whom it is sought to enforce such waiver, amendment or modification.

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     IN WITNESS  WHEREOF,  the Parties  hereto have caused this  Agreement to be executed by their respective duly authorized representatives.

DATED: February 8, 1999

          COMPANY:                            CONSULTANT:

          OREX GOLD MINES CORPORATION         MICRON MINING COMPANY

          By: /s/                             BY: /s/

          WARREN HEMEDINGER, President        ARNESS CORDICK

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